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                         FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (the "First Amendment") is dated this 16th day of August, 1999, by and between DigitalConvergence.com Inc., a Delaware corporation (the "Company"), and Scott Carlin (the "Executive").

         WHEREAS the Company and the Executive have executed that certain Employment Agreement dated August 16,1999 relating to the employment of Executive as the President, Media, of the Company (the "Base Agreement"); and

         WHEREAS the parties hereto desire to amend the Base Agreement in accordance with the provisions of Section 11.5 thereof.

         NOW, THEREFORE, BE IT RESOLVED that the Base Agreement is hereby amended as follows:

         1. The first full sentence of subsection 3.4.1. is hereby amended to read in its entirety as follows:

         "3.4.1. Pursuant to one or more stock option agreements (hereafter referred to as the "Stock Option Agreement") dated the date hereof, the Company shall grant to Executive stock options, under and pursuant to the Company's 1999 Stock Option Plan, to purchase one thousand seven hundred fifty (1,750) shares of its common stock, $.01 par value ("Common Stock"), at a price of Two Thousand Eighty-Five Dollars ($2,085) per share."

         2. Subsection 3.4.2. is hereby deleted in its entirety. All references in the Base Agreement to Section 3.4.2. are hereby deleted.

         3. The balance of the Base Agreement shall remain in full force and effect from and after the date hereof.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as the date first above written.


                                         DIGITALCONVERGENCE.COM INC.

                                         By:  /s/ Michael Garin
                                            -------------------
                                         Its: President
                                             -------------------

                                         SCOTT CARLIN

                                         Signature: /s/ Scott Carlin
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